EX-32.2  906 CERTIFICATION

Exhibit 32.2

Credex Corporation

Certification Pursuant to 18 U.S.C. § 1350

Section 906 Certifications

Pursuant to 18 U.S.C. § 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002 (Public Law 107-204), the undersigned, Arunkumar Rajapandy, the Chief Financial Officer of Credex Corporation, a Delaware corporation (the "Company"), hereby certify that:

1.     The Company's Quarterly Report on Form 10-Q for the period ended September 30, 2012, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification is signed on October 8, 2012.

Credex Corporation

By: __/S/ Arunkumar Rajapandy_

Arunkumar Rajapandy,

Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Credex Corporation and will be retained by Credex Corporation and furnished to the Securities and Exchange Commission or its staff upon request.